                        SEMIANNUAL REPORT / APRIL 30 2001

                            AIM EMERGING GROWTH FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                         INDOOR CYCLING BY LEROY NEIMAN

             LIKE A BICYCLIST BATTLING TO TAKE THE LEAD IN A HOTLY

             CONTESTED RACE, COMPANIES VIE FOR POSITION WITHIN THEIR

               RESPECTIVE INDUSTRIES. IN AIM EMERGING GROWTH FUND,

           WE SEEK TO OWN THE STOCKS OF COMPANIES THAT WE BELIEVE ARE

             RISING TO THE FOREFRONT IN NEW OR EXISTING INDUSTRIES.

                     -------------------------------------

AIM Emerging Growth Fund is for shareholders who seek long-term growth of capital by investing in securities of companies that are likely to benefit from new or innovative products, services or processes.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Emerging Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the periods ended 4/30/01 are as follows. Class A shares, inception (3/31/00), -27.51%; one year, -26.85%. Class B shares, inception (3/31/00), -26.79%;
    one year, -26.79%. Class C shares, inception (3/31/00), -24.22%; one year, -23.89%.
o In addition to returns as of the close of the reporting period industry regulations require us to provide cumulative total returns (including sales charges) as of 3/31/01, the most recent calendar quarter end, which were:
    Class A shares, inception (3/31/00), -38.54%. Class B shares, inception (3/31/00), -38.45%. Class C shares, inception (3/31/00), -35.99%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in small and mid-sized companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                            AIM EMERGING GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                  Dear Fellow Shareholder:

                  The six months ended April 30, 2001, the period covered by
[PHOTO OF         this report, were among the most difficult we have seen in
ROBERT H.         equity markets in years. Major indexes, both foreign and
GRAHAM]           domestic, posted negative returns, with the technology sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond turned in positive returns.
                      What's the lesson? Well, just as the dot-com disaster
                  taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                      During the long bull market, which ran from 1982 until
                  last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true.
                  Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years. Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

SINCERELY,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                            AIM EMERGING GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

                      ------------------------------------

                        THE FUND'S PERFORMANCE IMPROVED

                      SIGNIFICANTLY DURING THE LAST MONTH

                      OF THE REPORTING PERIOD AS INVESTORS

                     SHIFTED THEIR FOCUS TO GROWTH STOCKS.

                      ------------------------------------

GROWTH-STOCK SELL-OFF AFFECTS  FUND'S PERFORMANCE

MANY STOCK-MARKET INDEXES DECLINED DRAMATICALLY DURING THE REPORTING PERIOD. HOW DID AIM EMERGING GROWTH FUND PERFORM?
The fund's performance was hurt by an investor preference for value stocks over growth stocks. Excluding sales charges, total returns for Class A, Class B and Class C shares were -28.93%, -29.15% and -29.18%, respectively, for the six months ended April 30, 2001. Over the same period, the Lipper Mid-Cap Growth Fund Index returned -26.09%.
    The fund's performance improved significantly during the last month of the reporting period as investors shifted their focus to growth stocks. Excluding sales charges, total returns for Class A, Class B and Class C shares were 14.86%, 14.80% and 14.63% for the month ended April 30. That was better than the 13.18% return for the Lipper Mid-Cap Growth Fund Index for the month.

WHAT WERE SOME SIGNIFICANT TRENDS IN THE STOCK MARKET?

Concern over declining corporate earnings growth and a slowing economy caused major stock-market indexes to plummet during the reporting period. Throughout the period, a long string of high-profile companies issued warnings that their earnings would not meet expectations. Slowing economic growth and rising energy and labor costs undermined corporate profits. Global competition also reduced the ability of companies to raise prices for their products and services. The sell-off affected nearly all market sectors, with technology stocks being especially hard hit.
    Early in 2001, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. In the fourth quarter of 2000, the nation's gross domestic product (GDP) grew at a rate of only 1%, raising the specter that the economy could slip into a recession. In four moves during the reporting period, the Fed lowered the federal funds rate from 6.5% to 4.5%. The Fed's actions, combined with the traditional strong performance of stocks during the first month of the year, helped stimulate a short-lived market rally in January. The central bank's surprise rate cut in April helped spark a stronger rally as the reporting period drew to a close. However, markets remained volatile as investors continued to be concerned about the economy and corporate earnings growth.
    For most of the period, value stocks outperformed growth stocks as investors sought attractively priced issues. However, in April, growth stocks outperformed value stocks, as the Fed's rate-cutting policy had the potential to boost corporate profits. Mid- and small-cap stocks fared better than large-cap stocks.

HOW DID YOU MANAGE THE FUND?
Over the reporting period, we sold a number of technology stocks whose earnings fundamentals had deteriorated, reducing the fund's exposure to the tech sector from 67% to 41% of the portfolio. Although the reporting period was particularly difficult for technology stocks, we continue to find companies in this sector with attractive long-term earnings-growth prospects.
    At AIM, we believe that earnings drive stock prices and that the technology stocks remaining in the portfolio represent companies with solid earnings potential. We continue to believe that technology will be a strong source of economic growth, and we will closely monitor the fundamentals in this sector to position the fund for an anticipated gradual re-acceleration of growth.
   Simultaneously, we increased the fund's holdings in health-care stocks from

--------------------------------------------------------------------------------
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If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
   Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account, then click on the "View Other Account Options" dropdown menu and select "eDelivery."
   If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                            AIM EMERGING GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

================================================================================================================
TOP 10 EQUITY HOLDINGS                                    TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------
 1. UTStarcom, Inc.                             3.68%      1. Communications Equipment                    10.40%

 2. Laboratory Corp. of America Holdings        2.38       2. Electronics (Semiconductors)                 9.32

 3. Barr Laboratories, Inc.                     2.08       3. Health Care (Medical Products & Supplies)    5.99

 4. NRG Energy, Inc.                            1.88       4. Computers (Software & Services)              5.53

 5. Triad Hospitals, Inc.                       1.75       5. Telecommunications (Cellular/Wireless)       5.43

 6. Powerwave Technologies, Inc.                1.53       6. Broadcasting (Television, Radio & Cable)     5.20

 7. Universal Health Services, Inc.--Class B    1.51       7. Health Care (Specialized Services)           4.79

 8. Inverness Medical Technology, Inc.          1.48       8. Health Care (Hospital Management)            4.40

 9. Patterson Energy, Inc.                      1.45       9. Health Care (Drugs-Generic & Other)          4.09

10. SBA Communications Corp.                    1.44      10. Equipment (Semiconductors)                   3.26

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any  particular security.

================================================================================================================

                      ------------------------------------

                        HISTORICALLY, SMALL- AND MID-CAP

                      STOCKS IN PARTICULAR HAVE TENDED TO

                        BENEFIT FROM INTEREST-RATE CUTS.

                      ------------------------------------


more than 11% to nearly 25% of its total net assets. Demand for medical products and services tends to remain steady regardless of economic trends, and this could be a plus for health-care stocks. Consumer-cyclical stocks increased from more than 4% to more than 7% of the fund's holdings. Consumer-cyclical companies, which include many retailers, could get a boost from an upswing in the economy.
    As of April 30, the fund had 112 holdings compared to 81 at the start of the reporting period. We took advantage of the market sell-off to buy the stocks of attractive companies at reduced prices. Mid- and small-cap stocks made up nearly all of the fund's holdings.

WHAT WERE SOME OF THE LEADING STOCKS IN THE PORTFOLIO?

o UTStarcom makes and sells wireless telecommunications access systems, optical-transmission products and related software for constructing voice and data networks. The stock performed well for the fund.
o Laboratory Corporation of America is the world's second largest provider of clinical laboratory services. It performs 2,000 different lab tests for 100,000 clients, including physicians and government agencies.
o Barr Laboratories makes a variety of drugs, including treatments for cancer and infections.
o NRG Energy is a leading independent power producer with interests in more than 60 power projects.
o Triad Hospitals operates 50 hospitals and 14 outpatient surgery centers in 20 states, with almost half in Arizona and Texas.
o Powerwave Technologies provides amplifiers for boosting radio signals in wireless-communications devices.
o Universal Health Services is one of the largest operators of for-profit hospitals in the United States.
o Inverness Medical Technology makes non-prescription health-care products under its own brand name and for retailers.
o Patterson Energy provides onshore contract drilling services for oil and natural-gas producers. It operates more than 300 rigs in the United States and Canada.
o SBA Communications owns 2,300 antenna towers in the United States and leases space to wireless-service providers.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Although the stock market remained volatile and economic signals were mixed, there were reasons for optimism. Despite rising fuel prices, inflation in general remained subdued, and even though a series of companies announced layoffs, the unemployment rate was just 4.5% at the close of the reporting period.
    The Fed had trimmed 200 basis points (2.0%) from the federal funds rate. Previously, falling interest rates have been a powerful catalyst for reinvigorating the economy. Indeed, preliminary figures showed that the rate of growth of the GDP picked up in the first quarter of 2001. Historically, small- and mid-cap stocks in particular have tended to benefit from interest-rate cuts.
    Moreover, the recent market correction resulted in some of the most attractive stock valuations in several years. We believe that such a market represented an excellent opportunity to buy the stocks of solid companies with attractive earnings-growth prospects at reduced prices.

          See important fund and index disclosures inside front cover.

                            AIM EMERGING GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
     Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                            AIM EMERGING GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

SECTOR COMPOSITION OF THE S&P 500
As of 12/31/00

===========================================
Technology              21.6%   [PIE CHART]
Financial               17.3%
Health Care             14.0%
Consumer Staples        11.3%
Capital Goods            9.3%
Consumer Cyclicals       7.6%
Energy                   6.4%
Communication Services   5.5%
Utilities                3.9%
Basic Materials          2.4%
Transportation           0.7%
===========================================

SECTORS COMPONENTS OF BROAD ECONOMIC PICTURE

In assessing financial and economic developments, analysts frequently refer to sectors. A sector is a segment of the economy. Each sector is composed of a group of related industries. Together, the various sectors form a snapshot of the economy as a whole.
    Various analysts often use slightly different labels for economic sectors. Standard & Poor's Corporation (S&P) defines 11 major economic sectors: basic materials, capital goods, communication services, consumer cyclicals, consumer staples, energy, financial, health care, technology, transportation and utilities.

MARKET INDEXES GENERALLY SECTOR-WEIGHTED
The benchmark Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is made up of stocks representing these 11 sectors. Most other broad market indexes are similarly constructed.
    In the S&P 500, these sectors are represented in different proportions to reflect the economic landscape of the United States. Sector representation in the index is periodically adjusted to reflect changes in the country's economic makeup. As of December 31, 2000, technology was the largest sector component of the S&P 500, making up nearly a quarter of the index, followed by financials, health care and consumer staples.

SECTORS OFTEN CONSIST OF MANY INDUSTRIES
Sectors can include a fairly broad range of industries. In the health-care sector, for example, S&P includes biotechnology, diversified health care, drugs, hospital management, managed care, medical products and supplies and specialized services. Technology includes communication equipment, computer hardware and software, electronics, semiconductors and several other industries. Some sectors consist of just a few industries. For instance, S&P only includes telecommunications (cellular/wireless and long distance) and telephones in communication services.
    Different analysts sometimes vary in the specific industries that they place in a particular economic sector. AIM uses the S&P system to organize information in shareholder reports on equity funds.

SEGMENTS OF ECONOMY CAN GROW AT DIFFERENT RATES
While past performance cannot guarantee comparable future results, technology, consumer cyclicals and health care have been the growth sectors of the economy in recent years. Mutual funds seeking a high rate of growth have tended to have a significant portion of their assets invested in companies in these sectors. More conservative growth funds or more income-oriented funds might favor other sectors, such as utilities.
    Stock mutual funds can invest in several sectors or in a single sector. Some so-called sector funds actually only invest in a specific industry, such as biotechnology or semiconductors. Even within a sector, there can be a wide variance in the performance of different industries. Sector funds generally have a greater risk/reward potential than those that invest in multiple sectors.

                            AIM EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
STOCKS & OTHER EQUITY
  INTERESTS-94.13%

BANKS (REGIONAL)-0.40%

TCF Financial Corp.                      25,000   $    950,750
==============================================================

BIOTECHNOLOGY-2.10%

Albany Molecular Research, Inc.(a)       57,500      1,812,975
--------------------------------------------------------------
Invitrogen Corp.(a)                      45,000      3,172,950
==============================================================
                                                     4,985,925
==============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-5.20%

Adelphia Communications Corp.-Class
  A(a)                                   40,000      1,454,400
--------------------------------------------------------------
Charter Communications, Inc.-Class
  A(a)                                   90,000      1,926,900
--------------------------------------------------------------
Hispanic Broadcasting Corp.(a)          100,000      2,397,000
--------------------------------------------------------------
Radio One, Inc.-Class A(a)              175,000      3,288,250
--------------------------------------------------------------
Univision Communications Inc.-Class
  A(a)                                   75,000      3,278,250
==============================================================
                                                    12,344,800
==============================================================

COMMUNICATIONS EQUIPMENT-10.40%

Acterna Corp.(a)                        230,000      2,539,200
--------------------------------------------------------------
ADC Telecommunications, Inc.(a)         250,000      1,877,500
--------------------------------------------------------------
ANTEC Corp.(a)                          100,000        824,000
--------------------------------------------------------------
BreezeCOM Ltd. (Israel)(a)              225,000      1,442,250
--------------------------------------------------------------
CommScope, Inc.(a)                      175,000      3,304,000
--------------------------------------------------------------
Finisar Corp.(a)                         65,800        983,710
--------------------------------------------------------------
Harmonic Inc.(a)                        250,000      1,112,500
--------------------------------------------------------------
Ixia(a)                                  50,000        850,000
--------------------------------------------------------------
JDS Uniphase Corp.(a)                    50,000      1,069,000
--------------------------------------------------------------
Luminent, Inc.(a)                       200,000        852,000
--------------------------------------------------------------
UTStarcom, Inc.(a)                      350,000      8,736,000
--------------------------------------------------------------
WJ Communications, Inc.(a)              150,000      1,078,500
==============================================================
                                                    24,668,660
==============================================================

COMPUTERS (HARDWARE)-0.37%

National Instruments Corp.(a)            25,000        875,000
==============================================================

COMPUTERS (NETWORKING)-2.60%

Extreme Networks, Inc.(a)                70,000      2,303,000
--------------------------------------------------------------
Juniper Networks, Inc.(a)                17,500      1,033,025
--------------------------------------------------------------
SonicWALL, Inc.(a)                       70,000      1,231,300
--------------------------------------------------------------
Tellium, Inc.-Series E Conv. Pfd.
  (Acquired 09/19/00; Cost
  $1,604,370)(a)(b)(c)                   53,479      1,604,370
==============================================================
                                                     6,171,695
==============================================================

COMPUTERS (PERIPHERALS)-0.48%

Brocade Communications Systems,
  Inc.(a)                                30,000      1,139,700
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-5.53%

Aware, Inc.(a)                          125,000      1,002,500
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

BMC Software, Inc.(a)                    75,000   $  1,814,250
--------------------------------------------------------------
Citrix Systems, Inc.(a)                 110,000      3,124,000
--------------------------------------------------------------
Macromedia, Inc.(a)                      75,000      1,699,500
--------------------------------------------------------------
Macrovision Corp.(a)                     40,000      2,287,200
--------------------------------------------------------------
PC-Tel, Inc.(a)                         125,000      1,190,000
--------------------------------------------------------------
RADVision Ltd. (Israel)(a)              140,000      1,050,000
--------------------------------------------------------------
THQ Inc.(a)                              25,000        952,250
==============================================================
                                                    13,119,700
==============================================================

DISTRIBUTORS (FOOD & HEALTH)-0.80%

AmeriSource Health Corp.-Class A(a)      35,000      1,890,000
==============================================================

ELECTRIC COMPANIES-1.88%

NRG Energy, Inc.(a)                     125,000      4,468,750
==============================================================

ELECTRICAL EQUIPMENT-2.39%

C-MAC Industries Inc. (Canada)(a)        50,000      1,615,000
--------------------------------------------------------------
SCI Systems, Inc.(a)                     55,000      1,405,250
--------------------------------------------------------------
Stratos Lightwave, Inc.(a)              175,000      1,398,250
--------------------------------------------------------------
Veeco Instruments Inc.(a)                25,000      1,255,250
==============================================================
                                                     5,673,750
==============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-1.07%

Power-One, Inc.(a)                       75,000      1,313,250
--------------------------------------------------------------
Sawtek Inc.(a)                           50,000      1,230,000
==============================================================
                                                     2,543,250
==============================================================

ELECTRONICS (DEFENSE)-0.72%

Anaren Microwave, Inc.(a)               100,000      1,700,000
==============================================================

ELECTRONICS (INSTRUMENTATION)-2.89%

Newport Corp.                            40,000      1,510,400
--------------------------------------------------------------
Photon Dynamics, Inc.(a)                 50,000      1,550,000
--------------------------------------------------------------
Stanford Microdevices, Inc.(a)          125,000      1,625,000
--------------------------------------------------------------
Tektronix, Inc.(a)                       90,000      2,178,000
==============================================================
                                                     6,863,400
==============================================================

ELECTRONICS (SEMICONDUCTORS)-9.32%

ANADIGICS, Inc.(a)                       75,000      1,331,250
--------------------------------------------------------------
Applied Micro Circuits Corp.(a)          50,000      1,301,000
--------------------------------------------------------------
AXT, Inc.(a)                             20,000        628,600
--------------------------------------------------------------
Exar Corp.(a)                            35,000      1,018,500
--------------------------------------------------------------
GlobeSpan, Inc.(a)                       65,000      1,430,000
--------------------------------------------------------------
hi/fn, inc.(a)                          100,000      1,659,000
--------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                                25,000        979,250
--------------------------------------------------------------
Kopin Corp.(a)                          160,000      1,124,800
--------------------------------------------------------------
Microchip Technology Inc.(a)             40,000      1,157,200
--------------------------------------------------------------
MIPS Technologies, Inc.-Class A(a)       80,000      1,556,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

RF Micro Devices, Inc.(a)                50,000   $  1,469,000
--------------------------------------------------------------
Semtech Corp.(a)                         50,000      1,438,500
--------------------------------------------------------------
Silicon Image, Inc.(a)                  200,000        850,000
--------------------------------------------------------------
TranSwitch Corp.(a)                      75,000      1,301,250
--------------------------------------------------------------
Virata Corp.(a)                         110,000      1,496,000
--------------------------------------------------------------
Zoran Corp.(a)                          150,000      3,367,500
==============================================================
                                                    22,107,850
==============================================================

EQUIPMENT (SEMICONDUCTOR)-3.26%

Broadcom Corp.-Class A(a)                25,000      1,039,000
--------------------------------------------------------------
KLA-Tencor Corp.(a)                      50,000      2,748,000
--------------------------------------------------------------
Novellus Systems, Inc.(a)                50,000      2,757,500
--------------------------------------------------------------
Teradyne, Inc.(a)                        30,000      1,185,000
==============================================================
                                                     7,729,500
==============================================================

FOODS-0.72%

Smithfield Foods, Inc.(a)                50,000      1,712,500
==============================================================

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-1.35%

International Game Technology(a)         57,500      3,215,975
==============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-4.09%

Barr Laboratories, Inc.(a)               85,000      4,925,750
--------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                   42,500      2,112,250
--------------------------------------------------------------
Salix Pharmaceuticals, Ltd.(a)           65,000      1,160,250
--------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR
  (United Kingdom)(a)                    30,000      1,497,000
==============================================================
                                                     9,695,250
==============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-4.40%

Health Management Associates,
  Inc.-Class A(a)                       150,000      2,688,000
--------------------------------------------------------------
Triad Hospitals, Inc.(a)                135,000      4,151,250
--------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                        40,000      3,590,400
==============================================================
                                                    10,429,650
==============================================================

HEALTH CARE (MANAGED CARE)-2.95%

Express Scripts, Inc.-Class A(a)         35,000      2,971,500
--------------------------------------------------------------
Oxford Health Plans, Inc.(a)             35,000      1,088,500
--------------------------------------------------------------
Wellpoint Health Networks Inc.(a)        30,000      2,947,500
==============================================================
                                                     7,007,500
==============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-5.99%

ATS Medical, Inc.(a)                    250,000      2,020,000
--------------------------------------------------------------
Biosite Diagnostics Inc.(a)              32,500      1,607,125
--------------------------------------------------------------
ICU Medical, Inc.(a)                     30,000      1,153,500
--------------------------------------------------------------
Inverness Medical Technology,
  Inc.(a)                               100,000      3,500,000
--------------------------------------------------------------
Syncor International Corp.(a)            88,700      3,127,562
--------------------------------------------------------------
Ventana Medical Systems, Inc.(a)         40,000        966,000
--------------------------------------------------------------
Zoll Medical Corp.(a)                    75,000      1,839,000
==============================================================
                                                    14,213,187
==============================================================

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (SPECIALIZED
  SERVICES)-4.79%

Accredo Health, Inc.(a)                  85,000   $  2,895,100
--------------------------------------------------------------
Aksys, Ltd.(a)                          225,000      1,453,500
--------------------------------------------------------------
Laboratory Corp. of America
  Holdings(a)                            40,000      5,640,000
--------------------------------------------------------------
Lincare Holdings Inc.(a)                 27,500      1,371,425
==============================================================
                                                    11,360,025
==============================================================

INSURANCE (PROPERTY-CASUALTY)-0.60%

American Physicians Capital, Inc.(a)     75,000      1,425,000
==============================================================

INVESTMENT MANAGEMENT-0.37%

Federated Investors, Inc.-Class B        30,000        874,500
==============================================================

LEISURE TIME (PRODUCTS)-0.83%

Six Flags, Inc.(a)                       90,000      1,974,600
==============================================================

METAL FABRICATORS-0.72%

Shaw Group Inc. (The)(a)                 30,000      1,710,000
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-1.45%

Patterson Energy, Inc.(a)               100,000      3,447,000
==============================================================

RESTAURANTS-0.61%

Outback Steakhouse, Inc.(a)              50,000      1,449,500
==============================================================

RETAIL (COMPUTERS &
  ELECTRONICS)-1.64%

CDW Computer Centers, Inc.(a)            50,000      2,021,000
--------------------------------------------------------------
Tweeter Home Entertainment Group,
  Inc.(a)                                75,000      1,875,750
==============================================================
                                                     3,896,750
==============================================================

RETAIL (FOOD CHAINS)-0.82%

Whole Foods Market, Inc.(a)              40,000      1,944,000
==============================================================

RETAIL (SPECIALTY)-1.25%

Venator Group, Inc.(a)                  225,000      2,979,000
==============================================================

RETAIL (SPECIALTY-APPAREL)-1.52%

Gymboree Corp. (The)(a)                 275,000      1,927,750
--------------------------------------------------------------
Pacific Sunwear of California,
  Inc.(a)                                60,000      1,671,600
==============================================================
                                                     3,599,350
==============================================================

SERVICES (ADVERTISING/MARKETING)-2.06%

Lamar Advertising Co.(a)                 60,000      2,319,000
--------------------------------------------------------------
Professional Detailing, Inc.(a)          35,000      2,562,000
==============================================================
                                                     4,881,000
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-2.22%

Cerner Corp.(a)                          55,000      2,476,650
--------------------------------------------------------------
DiamondCluster International,
  Inc.-Class A(a)                       150,000      2,782,500
==============================================================
                                                     5,259,150
==============================================================

SERVICES (DATA PROCESSING)-0.91%

National Data Corp.                      75,000      2,148,750
==============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-5.43%

AirGate PCS, Inc.(a)                     75,000      2,970,000
--------------------------------------------------------------
Alamosa Holdings, Inc.(a)               125,000      1,748,750
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-(CONTINUED)

Powerwave Technologies, Inc.(a)         200,000   $  3,634,000
--------------------------------------------------------------
Rural Cellular Corp.-Class A(a)          30,000      1,122,300
--------------------------------------------------------------
SBA Communications Corp.(a)             100,000      3,409,000
==============================================================
                                                    12,884,050
==============================================================
    Total Stocks & Other Equity
      Interests (Cost $234,324,200)                223,339,467
==============================================================

                                                     MARKET
                                       SHARES        VALUE
MONEY MARKET FUNDS-5.45%

STIC Liquid Assets Portfolio(d)       6,460,265   $  6,460,265
--------------------------------------------------------------
STIC Prime Portfolio(d)               6,460,265      6,460,265
==============================================================
    Total Money Market Funds (Cost
      $12,920,530)                                  12,920,530
==============================================================
TOTAL INVESTMENTS-99.58% (Cost
  $247,244,730)                                    236,259,997
==============================================================
OTHER ASSETS LESS LIABILITIES-0.42%                  1,008,369
==============================================================
NET ASSETS-100.00%                                $237,268,366
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Pfd.   - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 04/30/01 represented 0.68% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
 8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $247,244,730)                                 $236,259,997
------------------------------------------------------------
Receivables for:
  Investments sold                                 5,227,500
------------------------------------------------------------
  Fund shares sold                                   928,219
------------------------------------------------------------
  Dividends                                           38,447
------------------------------------------------------------
Investment for deferred compensation plan              4,596
------------------------------------------------------------
Other assets                                          33,187
============================================================
    Total assets                                 242,491,946
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            4,541,862
------------------------------------------------------------
  Fund shares reacquired                             399,781
------------------------------------------------------------
  Deferred compensation plan                           4,596
------------------------------------------------------------
Accrued administrative services fees                   5,412
------------------------------------------------------------
Accrued distribution fees                            145,247
------------------------------------------------------------
Accrued transfer agent fees                           78,299
------------------------------------------------------------
Accrued trustees' fees                                   945
------------------------------------------------------------
Accrued operating expenses                            47,438
============================================================
    Total liabilities                              5,223,580
============================================================
Net assets applicable to shares outstanding     $237,268,366
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $124,126,673
____________________________________________________________
============================================================
Class B                                         $ 78,489,442
____________________________________________________________
============================================================
Class C                                         $ 34,652,251
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           17,466,724
____________________________________________________________
============================================================
Class B                                           11,120,372
____________________________________________________________
============================================================
Class C                                            4,913,086
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       7.11
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.11 divided by
      94.50%)                                   $       7.52
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                       $       7.06
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                       $       7.05
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends from affiliated money market funds    $    569,116
------------------------------------------------------------
Dividends                                             13,800
------------------------------------------------------------
Interest                                                 227
============================================================
    Total investment income                          583,143
============================================================

EXPENSES:

Advisory fees                                      1,027,388
------------------------------------------------------------
Administrative services fees                          34,452
------------------------------------------------------------
Custodian fees                                        36,813
------------------------------------------------------------
Distribution fees -- Class A                         219,345
------------------------------------------------------------
Distribution fees -- Class B                         401,196
------------------------------------------------------------
Distribution fees -- Class C                         177,588
------------------------------------------------------------
Transfer agent fees -- Class A                       247,516
------------------------------------------------------------
Transfer agent fees -- Class B                       158,523
------------------------------------------------------------
Transfer agent fees -- Class C                        70,169
------------------------------------------------------------
Trustees' fees                                         5,196
------------------------------------------------------------
Registration and filing fees                         191,889
------------------------------------------------------------
Other                                                 87,454
============================================================
    Total expenses                                 2,657,529
============================================================
Less: Fees waived                                   (261,247)
------------------------------------------------------------
    Expenses paid indirectly                          (8,520)
============================================================
    Net expenses                                   2,387,762
============================================================
Net investment income (loss)                      (1,804,619)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (86,654,187)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities         (1,950,119)
============================================================
Net gain (loss) from investment securities       (88,604,306)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(90,408,925)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the period March 31, 2000 (date operations commenced) through October 31, 2000
(Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,804,619)   $ (1,459,473)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (86,654,187)     10,994,086
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (1,950,119)     (9,034,614)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (90,408,925)        499,999
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (6,485,817)             --
------------------------------------------------------------------------------------------
  Class B                                                       (4,157,427)             --
------------------------------------------------------------------------------------------
  Class C                                                       (1,871,034)             --
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       30,669,200     145,911,913
------------------------------------------------------------------------------------------
  Class B                                                       18,009,282      95,639,839
------------------------------------------------------------------------------------------
  Class C                                                        8,311,506      41,149,830
==========================================================================================
    Net increase (decrease) in net assets                      (45,933,215)    283,201,581
==========================================================================================

NET ASSETS:

  Beginning of period                                          283,201,581              --
==========================================================================================
  End of period                                               $237,268,366    $283,201,581
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $340,462,277    $283,472,289
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (1,942,640)       (138,021)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (90,266,538)      8,901,927
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (10,984,733)     (9,034,614)
==========================================================================================
                                                              $237,268,366    $283,201,581
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.
 10

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Emerging Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets plus 0.80% of the Fund's average daily net assets over $1 billion. For the six months ended April 30, 2001, AIM waived fees of $261,247.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $34,452 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $234,408 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $219,345, $401,196 and $177,588, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $84,899 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $33,857 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $1,634 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,804 and reductions in custodian fees of $5,716 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $8,520.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $371,609,187 and $294,258,310, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 20,703,835
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (32,148,235)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $(11,444,400)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $247,704,397

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the period March 31, 2000 (date operations commenced) through October 31, 2000 were as follows:

                                                                    APRIL 30, 2001               OCTOBER 31, 2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      7,106,662    $ 57,388,209    18,240,329    $192,061,883
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,484,132      28,321,737     9,701,917     102,240,743
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,511,011      12,238,546     4,148,798      43,170,645
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        735,802       6,291,103            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        472,984       4,025,561            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        208,202       1,771,797            --              --
======================================================================================================================
Reacquired:
  Class A                                                     (4,386,824)    (33,010,112)   (4,229,245)    (46,149,970)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,888,767)    (14,338,016)     (649,894)     (6,600,904)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (760,218)     (5,698,837)     (194,707)     (2,020,815)
======================================================================================================================
                                                               6,482,984    $ 56,989,988    27,017,198    $282,701,582
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                                              ------------------------------------
                                                                                   MARCH 31, 2000
                                                                                  (DATE OPERATIONS
                                                              SIX MONTHS ENDED     COMMENCED) TO
                                                                 APRIL 30,          OCTOBER 31,
                                                                    2001                2000
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  10.50            $  10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.04)              (0.04)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (2.92)               0.54
==================================================================================================
    Total from investment operations                                 (2.96)               0.50
==================================================================================================
Less distributions from net realized gains                           (0.43)                 --
==================================================================================================
Net asset value, end of period                                    $   7.11            $  10.50
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                     (28.87)%              5.00%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $124,127            $147,101
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.68%(b)            1.68%(c)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                 1.89%(b)            1.68%(c)
__________________________________________________________________________________________________
==================================================================================================
Ratio of net investment income (loss) to average net assets          (1.18)%(b)          (1.04)%(c)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                131%                111%
__________________________________________________________________________________________________
==================================================================================================

(a) Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $126,378,709.
(c)  Annualized.

                                                                            CLASS B
                                                              ------------------------------------
                                                                                   MARCH 31, 2000
                                                                                  (DATE OPERATIONS
                                                              SIX MONTHS ENDED     COMMENCED) TO
                                                                 APRIL 30,          OCTOBER 31,
                                                                    2001                2000
                                                              ----------------    ----------------
Net asset value, beginning of period                              $ 10.47             $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.07)              (0.07)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (2.91)               0.54
==================================================================================================
    Total from investment operations                                (2.98)               0.47
==================================================================================================
Less distributions from net realized gains                          (0.43)                 --
==================================================================================================
Net asset value, end of period                                    $  7.06             $ 10.47
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                    (29.15)%              4.70%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $78,489             $94,740
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.33%(b)            2.37%(c)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                2.54%(b)            2.37%(c)
__________________________________________________________________________________________________
==================================================================================================
Ratio of net investment income (loss) to average net assets         (1.83)%(b)          (1.73)%(c)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                               131%                111%
__________________________________________________________________________________________________
==================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $80,904,230.
(c)  Annualized.

                                                                            CLASS C
                                                              ------------------------------------
                                                                                   MARCH 31, 2000
                                                                                  (DATE OPERATIONS
                                                              SIX MONTHS ENDED     COMMENCED) TO
                                                                 APRIL 30,          OCTOBER 31,
                                                                    2001                2000
                                                              ----------------    ----------------
Net asset value, beginning of period                              $ 10.46             $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.07)              (0.07)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (2.91)               0.53
==================================================================================================
    Total from investment operations                                (2.98)               0.46
==================================================================================================
Less distributions from net realized gains                          (0.43)                 --
==================================================================================================
Net asset value, end of period                                    $  7.05             $ 10.46
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                    (29.18)%              4.60%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $34,652             $41,361
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.33%(b)            2.37%(c)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                2.54%(b)            2.37%(c)
__________________________________________________________________________________________________
==================================================================================================
Ratio of net investment income (loss) to average net assets         (1.83)%(b)          (1.73)%(c)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                               131%                111%
__________________________________________________________________________________________________
==================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $35,811,850.
(c)  Annualized.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the period ended October 31, 2000. The audit report of KPMG LLP on the financial statements of the Fund for the period ended October 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audit for the period ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.
  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                             OFFICERS                               OFFICE OF THE FUND
Robert H. Graham                              Robert H. Graham                       11 Greenway Plaza
Chairman, President and                       President                              Suite 100
Chief Executive Officer                                                              Houston, TX 77046
A I M Management Group Inc.                   Carol F. Relihan
                                              Senior Vice President and Secretary    INVESTMENT ADVISOR
Bruce L. Crockett
Director                                      Gary T. Crum                           A I M Advisors, Inc.
ACE Limited;                                  Senior Vice President                  11 Greenway Plaza
Formerly Director, President, and                                                    Suite 100
Chief Executive Officer                       Edgar M. Larsen                        Houston, TX 77046
COMSAT Corporation                            Vice President
                                                                                     TRANSFER AGENT
Owen Daly II                                  Dana R. Sutton
Formerly Director                             Vice President and Treasurer           A I M Fund Services, Inc.
Cortland Trust Inc.                                                                  P.O. Box 4739
                                              Jim A. Coppedge                        Houston, TX 77210-4739
Albert R. Dowden                              Assistant Secretary
Chairman of the Board of Directors,                                                  CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and   Melville B. Cox
Director, Magellan Insurance Company,         Vice President                         State Street Bank and Trust Company
Formerly Director, President and                                                     225 Franklin Street
Chief Executive Officer,                      Mary J. Benson                         Boston, MA 02110
Volvo Group North America, Inc.; and          Assistant Vice President and
Senior Vice President, AB Volvo               Assistant Treasurer                    COUNSEL TO THE FUND

Edward K. Dunn Jr.                            Sheri Steward Morris                   Ballard Spahr
Chairman, Mercantile Mortgage Corp.;          Assistant Vice President and           Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,         Assistant Treasurer                    1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                             Philadelphia, PA 19103
President, Mercantile Bankshares              Juan E. Cabrera, Jr.
                                              Assistant Secretary                    COUNSEL TO THE TRUSTEES
Jack M. Fields
Chief Executive Officer                       Jim A. Coppedge                        Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                   Assistant Secretary                    919 Third Avenue
Formerly Member                                                                      New York, NY 10022
of the U.S. House of Representatives          Renee A. Friedli
                                              Assistant Secretary                    DISTRIBUTOR
Carl Frischling
Partner                                       P. Michelle Grace                      A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP         Assistant Secretary                    11 Greenway Plaza
                                                                                     Suite 100
Prema Mathai-Davis                            John H. Lively                         Houston, TX 77046
Formerly Chief Executive Officer,             Assistant Secretary
YWCA of the U.S.A.
                                              Nancy L. Martin
Lewis F. Pennock                              Assistant Secretary
Partner
Pennock & Cooper                              Ofelia M. Mayo
                                              Assistant Secretary
Louis S. Sklar
Executive Vice President                      Lisa A. Moss
Hines Interests                               Assistant Secretary
Limited Partnership
                                              Kathleen J. Pflueger
                                              Assistant Secretary

                                              Stephen R. Rimes
                                              Assistant Secretary

                                              Timothy D. Yang
                                              Assistant Secretary


                      ------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                      ------------------------------------

                           THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                 EQUITY FUNDS

   DOMESTIC EQUITY FUNDS                       INTERNATIONAL/GLOBAL EQUITY FUNDS     A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry since
                                                                                     1976 and managed approximately $154 billion
                                                                                     in assets for nine million shareholders,
                                                                                     including individual investors, corporate
                                                                                     clients and Financial institutions, as of
                                                                                     March 31, 2001.
      MORE AGGRESSIVE                                   MORE AGGRESSIVE                 The AIM Family of Funds--Registered
                                                                                     Trademark-- is distributed nationwide, and
AIM Small Cap Opportunities(1)                  AIM Latin American Growth            AIM today is the eighth-largest mutual fund
AIM Mid Cap Opportunities(1)                    AIM Developing Markets               complex in the United States in assets under
AIM Large Cap Opportunities(2)                  AIM European Small Company           management, according to Strategic Insight,
AIM Emerging Growth                             AIM Asian Growth                     an independent mutual fund monitor.
AIM Small Cap Growth(1)                         AIM Japan Growth                        AIM is a subsidiary of AMVESCAP PLC, one of
AIM Aggressive Growth                           AIM International Emerging Growth    the world's largest independent financial
AIM Mid Cap Growth                              AIM European Development             services companies with $370 billion in
AIM Small Cap Equity AIM Capital Development    AIM Euroland Growth                  assets under management as of March 31, 2001.
AIM Constellation                               AIM Global Aggressive Growth
AIM Dent Demographic Trends                     AIM International Equity
AIM Select Growth                               AIM Advisor International Value
AIM Large Cap Growth                            AIM Worldwide Spectrum
AIM Weingarten                                  AIM Global Trends
AIM Mid Cap Equity                              AIM Global Growth
AIM Value II
AIM Charter                                           MORE CONSERVATIVE
AIM Value
AIM Blue Chip                                        SECTOR EQUITY FUNDS
AIM Basic Value
AIM Large Cap Basic Value                              MORE AGGRESSIVE
AIM Balanced
AIM Advisor Flex                                AIM New Technology
                                                AIM Global Telecommunications and Technology
   MORE CONSERVATIVE                            AIM Global Infrastructure
                                                AIM Global Resources
                                                AIM Global Financial Services
                                                AIM Global Health Care
                                                AIM Global Consumer Products and Services
                                                AIM Advisor Real Estate
                                                AIM Global Utilities

                                                       MORE CONSERVATIVE

                             FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                            TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                                       MORE AGGRESSIVE

AIM Strategic Income                                  AIM High Income Municipal
AIM High Yield II                                     AIM Tax-Exempt Bond of Connecticut
AIM High Yield                                        AIM Municipal Bond
AIM Income                                            AIM Tax-Free Intermediate
AIM Global Income                                     AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                                MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       EMG-SAR-1

A I M Distributors, Inc.